UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2006

Phantom Fiber Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15627 (Commission File Number)	042451506 (I.R.S. Employer Identification Number)

144 Front Street, Suite 580, Toronto, Ontario, Canada M5J 2L7
(Address of principal executive offices) (zip code)

(416) 703-4007
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.          Changes in Registrant's Certifying Accountant.

On July 17, 2006, Phantom Fiber Corporation dismissed Mintz & Partners LLP as its principal independent accountant. Effective July 17, 2006, we engaged Lazar Levine & Felix LLP as our new principal independent accountant. Our board of directors has approved the dismissal of Mintz & Partners LLP and the appointment of Lazar Levine & Felix LLP as our new principal independent accountants.

During the two most recent fiscal years and any subsequent interim period before Mintz & Partners LLP's dismissal on July 17, 2006, there were no disagreements between our company and Mintz & Partners LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mintz & Partners LLP would have caused Mintz & Partners LLP to make reference to the matter in its reports on our financial statements. During the Company’s two most recent fiscal years before the dismissal of Mintz & Partners LLP, the Company’s financial statements did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals.

Prior to engaging Lazar Levine & Felix LLP, we did not consult Lazar Levine & Felix LLP regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Lazar Levine & Felix LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Lazar Levine & Felix LLP, Lazar Levine & Felix LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Mintz & Partners LLP to Lazar Levine & Felix LLP.

We provided Mintz & Partners LLP with a copy of this Current Report on Form 8-K/A on August 1, 2006, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Mintz & Partners LLP, dated August 18, 2006, is attached to this Form 8-K/A as an exhibit.

ITEM 9.01          Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Mintz & Partners LLP, dated August 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phantom Fiber Corporation

Dated: August 8, 2006	By: /s/ Jeffrey Halloran
	Name:	Jeffrey Halloran
	Title:	President, Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director